Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Commitments and contingencies [Abstract]
Commitments and contingencies
24.	Commitments and contingencies

Rental commitments

The Group leases facilities in the PRC under non-cancellable operating leases expiring on different dates. Payments under operating leases are expensed on a straight-line basis over the periods of the respective leases, including any free rental periods.

Total office rental expenses under all operating leases were USD 2,751,000, USD 2,382,000 and USD 2,976,000 for the years ended December 31, 2015, 2016 and 2017, respectively.

Future minimum payments under non-cancellable operating leases of office rental consist of the following as of December 31, 2017:

(In thousands)
2018	3,440
2019	1,784
2020	232
5,456

Bandwidth lease commitments

The Group leases bandwidth in the PRC under non-cancellable operating leases expiring on different dates. Payments under bandwidth leases are expensed on a straight-line basis over the duration of the respective lease periods, including any lease free periods.

Total bandwidth leasing costs for continuing operations under all operating leases were USD 37,218,000, USD 55,135,000 and USD 68,441,000 for the years ended December 31, 2015, 2016 and 2017. Total bandwidth leasing costs for discontinued operations under all operating leases were USD 2,983,000, nil and nil for the years ended December 31, 2015, 2016 and 2017.

Future minimum payments under non-cancellable bandwidth leases consist of the following as of December 31, 2017:

(In thousands)
2018	11,536
2019	418
2020	84
12,038

Capital commitments

As at December 31, 2017, the Group has unconditional purchase obligations for switchboards, servers, office software and construction in progress that had not been recognized in the amount of USD 4,368,000.

(In thousands)
2018	2,953
2019	971
2020	444
4,368

Litigation

The Group is involved in a number of cases pending in various courts. These cases are substantially related to alleged copyright infringement as well as routine and incidental matters to its business, among others. Adverse results in these lawsuits may include awards of damages and may also result in, or even compel, a change in the Group’s business practices, which could impact the Group’s future financial results. The Group had incurred USD 3,307,000, USD 1,669,000 and USD 9,453,000 legal and litigation related expenses for the years ended December 31, 2015, 2016 and 2017, respectively. For the year ended December 31, 2017, legal and litigation related expenses include a settlement of USD3.9 million reached during the year.

Up to April 25, 2018, which is the date when the consolidated financial statements were issued, the Group had 42 lawsuits pending against the Group with an aggregate amount of claimed damages of approximately RMB 112 million (USD 16.76 million) which occurred before December 31, 2017 (2016: RMB 89.27 million (USD 12.87 million)). Of the 42 pending lawsuits, 39 lawsuits were relating to the alleged copyright infringement in the PRC. The Group had accrued for USD 1,755,000 litigation related expenses in ‘‘Accrued expenses and other liabilities’’ in the consolidated balance sheet as of December 31, 2017 (2016: USD 2,062,000), which is the most probable and reasonably estimable outcome.

The Group estimated the litigation compensation based on judgments handed down by the court, out-of-court settlements of similar cases as well as advices from the Group’s legal counsel. The Group is in the process of appealing certain judgments for which the losses had been accrued. Although the results of unsettled litigation and claims cannot be predicted with certainty, the Group does not expect that the outcome of the 42 lawsuits will result in the amounts accrued materially different from the range of reasonably possible losses. In the opinion of management, there was not at least a reasonable possibility the Company may have incurred a material loss, or a material loss in excess of a recorded accrual, with respect to loss contingencies for asserted legal and other claims. However, the outcome of litigation is inherently uncertain. If one or more of these legal matters were resolved against the Company in a reporting period for amounts in excess of management’s expectations, the Company’s consolidated financial statements for that reporting period could be materially adversely affected.

In May 2014, the Group entered into a content protection agreement with the Motion Picture Association of America, Inc., or MPAA, and its members, which are six major U.S. entertainment content providers. In that agreement, the Group agreed to implement a comprehensive system of measures designed to prevent unauthorized downloading of and access to such content providers’ works. After beginning the roll-out for several months, the Group suspended implementation of the filter but have identified and are in the process of implementing a new filter. Even with the implementation of a new filter, however, the Group’s copyright protection measures would not be able to fully protect the Group against copyright infringement suits. In January 2015, a number of MPAA member studios filed 28 copyright infringement lawsuits against the Group on 28 video products in the Shenzhen Nanshan District Court in China. The court combined these cases into two cases for trial and entered a judgment on both cases on August 21, 2017. The court held, among others, that the Group infringed the plaintiffs’ copyright on 13 of 28 video products and were required by the court to compensate the plaintiff for a total of RMB1.4 million. As of the date of this annual report, those cases are awaiting decisions of appellate court.